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                                                                    EXIBIT 10.32


                         PURCHASE MONEY PROMISSORY NOTE

U.S. $900,000                                                Roanoke, Virginia
                                                                  May 28, 1993

FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (each individually called a "Maker" and collectively called the "Makers") hereby unconditionally promises to pay to the order of BETA SERVICES, INC., ("BETA,"), or assigns ("Holder") at 3710 Bosworth Drive, Roanoke, Virginia, 24014, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of Nine Hundred Thousand and No/l00 Dollars (U.S. $900,000.00) in lawful currency of the United States.

This Note evidences obligations of the Makers to the Holder provided for in to the Asset Purchase Agreement among Educational Medical, Inc., DBS Acquisition Corp., Educational Medical, Inc., BETA, and the Shareholders of BETA, dated April 30, 1993, and providing for the purchase by DBS Acquisition Corp. of substantially all of the l of the Assets of BETA (the "Agreement"). The terms of the Agreement are incorporated into this note, and this note is the Purchase Money Promissory Note referred to in the Agreement representing a portion of the purchase price of Assets as defined in the Agreement.

         This Note shall bear interest at the rate of eleven percent (11%) per annum and amortize in 60 equal principal payments of $15,000.00 each, payable annually on the 28th day of May commencing May 28, 1994, along with all accrued interest.

         All amounts represented by this Note shall be due and payable (1) within 15 days following notice to the Maker from the Holder that a payment of principal or interest has not been made in accordance with the terms of this Note, which notice specifically declares the entire amount owned to Holder and provided for in this Note immediately due and payable, or (2) May , 1998 (the earlier of the dates referred to in the preceding two clauses is called the "Maturity Date"). All amounts owing pursuant to this Note and not paid upon the Maturity Date shall bear interest at the highest rate of interest permitted by law until paid.

         Each Maker for itself, its heirs, legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Note, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof. Each Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Note or any combination of the foregoing that may be made or granted by Holder.
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         Each Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services or advice of one or more attorneys with regard to collection of this Note against Maker, or for the protection of its rights under this Note, or any instrument relating to property securing the Note. The term "attorneys' fees" shall include attorneys' fees incurred by Holder whether or not suit is brought and if suit is brought, the term shall include attorneys' fees at trial and on appeal, and shall include attorneys' fees incurred in connection with consultations, arbitration, bankruptcy, conservatorship, receivership or any other proceeding.

         This Note shall be interpreted, construed and enforced in accordance with the laws of the State of Virginia, excluding its choice of law principles.

         EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note in Roanoke, Virginia, the date first above written.

                                        EDUCATIONAL MEDICAL, INC.


                                        By:
                                            ------------------------------------
                                            Authorized Signatory



                                        DBS ACQUISITION CORP.


                                        By:
                                            ------------------------------------
                                            Authorized Signatory





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